                                                                 EXHIBIT 10.1.4



          FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED AGREEMENT OF
                              LIMITED PARTNERSHIP


                 This Fourth Amendment ("Amendment") to the First Amended and Restated Agreement of Limited Partnership dated as of August 16, 1995, as amended, is entered into by and among Sunstone Hotel Investors, Inc., a Maryland corporation, in its individual capacity (the "Company") and in its capacity as the General Partner of the Partnership (the "General Partner") and the entity listed on the signature page attached hereto, as a newly admitted limited partner of the Partnership (the "Additional Limited Partner"). All defined terms not otherwise defined herein shall have the meaning set forth in the Agreement (as defined below).

                                    RECITALS

         A. WHEREAS, the General Partner and the current Limited Partners executed that certain First Amended and Restated Agreement of Limited Partnership dated as of August 16, 1995, amending and restating that certain Agreement of Limited Partnership dated as of September 22, 1994 (as amended, the "Agreement"), and the General Partner caused Sunstone Hotel Investors, L.P., a Delaware limited partnership (the "Partnership"), to file a Certificate of Limited Partnership with the Delaware Secretary of State on September 23, 1994, thereby causing the Partnership to be formed for the purposes set forth in the Agreement.

         B. WHEREAS, the Agreement was amended by the First Amendment to First Amended and Restated Agreement of Limited Partnership dated as of December 12, 1995 (the "First Amendment") to reflect the contribution by Inns Properties of an additional hotel in exchange for Partnership Units.

         C. WHEREAS, the Agreement was amended by the Second Amendment to the Agreement (the "Second Amendment") to reflect the distribution of Partnership Units in connection with the dissolution of certain Limited Partners and thereby admitting additional Substitute Limited Partners (as defined in the Second Amendment).

         D. WHEREAS, the Agreement was amended by the Third Amendment to the Agreement (the "Third Amendment") to reflect the transfer of limited partnership interest from Peter C. Enever, deceased, to C. Robert Enever and Audrey W. Enever.

         E. WHEREAS, the Partnership has entered into a Capital Contribution Agreement dated as of March 28, 1996 (the "Capital Contribution Agreement") with Riverside Hotel Partners, Inc. (the "Additional Limited Partner") pursuant to which the Additional Limited Partner has agreed to accept the Partnership Units in exchange for the contribution of the net equity of the Additional Limited Partner in the Courtyard by Marriott Hotel located in Riverside, California (the "Additional Hotel").

         F. WHEREAS, in order to evidence the issuance of the Partnership Units and the admission of the Additional Limited Partner into the Partnership, the parties hereto desire to enter into this Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

                 1. Issuance of Additional Partnership Units. Pursuant to Section 4.2(a) of the Agreement, the General Partner hereby issues a Partnership Interest in the form of the number of Partnership Units listed on Exhibit A hereto to the Additional Limited Partner in consideration for the conveyance of the Additional Hotel pursuant to the terms of the Capital Contribution Agreement. Such issuance shall be deemed effective, and the Additional Limited Partner shall be deemed admitted as a Limited Partner automatically upon the closing of the Capital Contribution Agreement and all references to "Limited Partner" in the Agreement shall include the Additional Limited Partner. The Partnership Interest issued in the foregoing sentence shall have all of the same rights, powers and duties and shall be equal in all respects to the existing Limited Partnership interests issued to the existing Limited Partners specifically including, without limitation, the Redemption Rights granted pursuant to Section 8.5 of the Agreement, and the Registration Rights granted pursuant to Section 8.6 of the Agreement. Attached hereto as Exhibit "A" is a revised version of the Exhibit "A" to the Agreement reflecting the issuance of the Partnership Units to the Additional Limited Partner and the Agreed Value of the Additional Hotel contributed in consideration for such Partnership Units.

                 2.       Allocations of Profit and Loss and Distributions.

                          a.      Varying Interests.  In the event the
Percentage Interests during a fiscal year changes, the allocations pursuant to
Article 5 of the Agreement shall be made by the General Partner to take such varying interests into account in any reasonable manner permitted under the Code and the Regulations.

                          b.      Special Allocation of Income.
Notwithstanding any provision in the Agreement to the contrary, any items of gain and income under Section 7.04 of the Internal Revenue Code relating to or arising from the payoff and discharge of the indebtedness secured by the Additional Hotel shall be allocated solely and exclusively to the Additional Limited Partner.

                          c.      Allocation of Proration of Distribution for
Second Quarter 1996. Notwithstanding any provision in the Agreement to the contrary, the Additional Limited Partner shall only be entitled to a pro rata distribution of the distribution for the quarter ending June 30, 1996 equal to normal dividend paid to all other Partners multiplied by a fraction, the numerator of which is 19 and the denominator of which is 90.

                 3. Agreement to be Bound. The Additional Limited Partner hereby agrees to be bound by each of the terms and conditions of the Agreement, which are hereby incorporated by reference.

                 4. Power of Attorney. Each Additional Limited Partner hereby irrevocably constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name and place instead to perform any of the acts set forth in Section 8.2 of the Agreement.

                 5. Effect of Amendment. Except as amended hereby, the Agreement is hereby confirmed in all respects.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the 28th day of March, 1996.

GENERAL PARTNER                                ADDITIONAL LIMITED PARTNER

SUNSTONE HOTEL INVESTORS, INC.,                RIVERSIDE HOTEL PARTNERS, INC.
a Maryland corporation and the sole
General Partner, Executing this
Amendment without the need for any             BY: /s/ ROBERT A. ALTER
consent by any Limited Partner pursuant to         --------------------------
the terms of Article XI of the Agreement       ITS: President
                                                    -------------------------

By: /s/ ROBERT A. ALTER
    --------------------------------------
        Robert A. Alter
        Its: President

                                   EXHIBIT A

                                       TO
                    FIRST AMENDED AND RESTATED AGREEMENT OF
             LIMITED PARTNERSHIP OF SUNSTONE HOTEL INVESTORS, L.P.

                                                                                      AGREED VALUE
                                                                                       OF NON-CASH
                                                                                           CAPITAL     PARTNERSHIP     PERCENTAGE
PARTNER AND ADDRESS            CASH CONTRIBUTION         PURCHASE AGREEMENT           CONTRIBUTION           UNITS      INTEREST
==================================================================================================================================
GENERAL PARTNER:

1.   Sunstone Hotel                  $727,652.50                N/A                             N/A         77,823     1.0000000%
     Investors, Inc.
     Suite 201
     115 Calle de Industrias
     San Clemente, CA 92672

LIMITED PARTNERS:

2.   Sunstone Hotel               $59,260,097.50                N/A                             N/A      6,236,677    80.2548989%
     Investors, Inc.                                                              Value of Director          9,000
     Suite 201                                                                 and Officer Services
     115 Calle de Industrias
     San Clemente, CA 92672

3.   C. Robert Enever                 $32,000.00                N/A                             N/A          3,200     0.0411189%
     840 Fox Lane
     P. O. Box 239
     Steamboat Sprgs, CO 80477

4.   Robert A. Alter                 $123,000.00                N/A                   $3,494,690.33     390,308.50     5.0153361%
     P.O. Box 4240
     Suite 201
     115 Calle de Industrias
     San Clemente, CA 92674

5.   Charles L. Biederman             $90,000.00                N/A                   $3,324,048.18     370,176.50     4.7566465%
     5 Sunset Drive
     Englewood, CO 80110


                                   EXHIBIT A
                               page 1 of 4 pages

                                                                                       AGREED VALUE
                                                                                        OF NON-CASH
                                                                                            CAPITAL   PARTNERSHIP    PERCENTAGE
PARTNER AND ADDRESS            CASH CONTRIBUTION         PURCHASE AGREEMENT            CONTRIBUTION         UNITS     INTEREST
===============================================================================================================================
6.   MYPC Partners                   $245,000.00                 N/A                           $0.00       24,500     0.3148170%
     c/o Mr. George W. Yandell
     Principal
     Montgomery Securities
     600 Montgomery Street
     San Francisco, CA 94111

7.   Steamboat Hotel Partners,               N/A    Agreement of Purchase and Sale     $2,081,146.00      210,008     2.6985339%
     Ltd.                                           dated as of 9/23/94
     c/o Mr. Dan Carsello
     6902 Paiute Drive
     Edina, MN 55435

8.   Inns Properties, L.P.                   N/A    Capital Contribution Agreement       $450,658.96       50,359     0.6470966%
     Richard M. Moss                                dated as of 12/12/95
     Inns Properties, L.P.
     212 East Mission Street
     Santa Barbara, CA  93101

9.   Enever Rout Investment Group,           N/A                  N/A                    $952,413.00      100,254     1.2882310%
     Ltd.
     P. O. Box 239
     Steamboat Springs, CO 80477
     Attention: C. Robert Enever

10.  Alter Investment Group, Ltd.            N/A                  N/A                    $952,413.00      100,254     1.2882310%
     P.O. Box 4240
     Suite 201
     115 Calle de Industrias
     San Clemente, CA 92674
     Attention: Robert A. Alter





                                   EXHIBIT A
                               page 2 of 4 pages

                                                                                      AGREED VALUE
                                                                                       OF NON-CASH
                                            CASH                                           CAPITAL     PARTNERSHIP     PERCENTAGE
PARTNER AND ADDRESS                 CONTRIBUTION           PURCHASE AGREEMENT         CONTRIBUTION           UNITS      INTEREST
=================================================================================================================================
11.  Ridge Partners                          N/A                   N/A                 $395,333.00          41,614     0.5347262%
     P. O. Box 774140
     Steamboat Springs, CO 80477
     Attention: Kenneth B. Hamlet

12.  Anthony VanBaak                         N/A                   N/A                 $197,666.50          20,807     0.2673631%
     P. O. Box 771809
     Steamboat Springs, CO 80477

13.  Les Liman                               N/A                   N/A                 $197,666.50          20,807     0.2673631%
     453 Fillmore Street
     Denver, CO 80206

14.  Thomas R. Sharp, Trustee                N/A                   N/A                 $107,815.50          11,349     0.1458309%
     P.O. Box 4608
     Steamboat Springs, CO 80477


15.  Thomas R. Sharp                         N/A                   N/A                  $44,222.00           4,655     0.0598152%
     P.O. Box 4608
     Steamboat Springs, CO 80477

16.  C. Robert Enever and                    N/A                   N/A                 $245,601.50          25,853     0.3322026%
     Audrey W. Enever
     P. O. Box 239
     Steamboat Springs, CO 80477


17.  Trust Company of America as             N/A                   N/A                  $44,222.00           4,655     0.0598152%
     custodian of the IRA of
     Patrick E. Barney
     7103 S. Revere Parkway
     Englewood, CO 80112-3936





                                   EXHIBIT A
                               page 3 of 4 pages

                                                                                     AGREED VALUE
                                                                                      OF NON-CASH
                                         CASH                                             CAPITAL     PARTNERSHIP     PERCENTAGE
PARTNER AND ADDRESS              CONTRIBUTION         PURCHASE AGREEMENT             CONTRIBUTION           UNITS      INTEREST
=================================================================================================================================
18.  Riverside Hotel
     Partners, Inc.                  N/A         Capital Contribution Agreement          $810,000          80,000      1.0279737%
     P.O. Box 4240                               dated as of March 28, 1996
     San Clemente, CA 92674

- ---------------------------------------------------------------------------------------------------------------------------------
     TOTAL                     $60,477,750.00                                      $13,297,896.47       7,782,300         100.00%





                                   EXHIBIT A
                               page 4 of 4 pages